SECOND AMENDMENT


            SECOND AMENDMENT (this "Amendment"), dated as of November 20, 1998, to the Amended and Restated Credit Agreement, dated as of April 3, 1998
(as the same may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among SAFETY-KLEEN SERVICES, INC. (formerly known as LES, Inc.), a Delaware corporation (the "COMPANY"), SAFETY-KLEEN (CANADA) LTD. (formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (the "CANADIAN BORROWER"; together with the Company, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "GENERAL ADMINISTRATIVE AGENT"), THE TORONTO-DOMINION BANK, as Canadian administrative agent (in such capacity, the "CANADIAN ADMINISTRATIVE AGENT"; together with the General Administrative Agent, the "ADMINISTRATIVE AGENTS"), TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, NATIONSBANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents (each, in such capacity, a "MANAGING AGENT"), THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent (each, in such capacity, a "CO-DOCUMENTATION AGENT"), and NATIONSBANK, N.A., as syndication agent (in such capacity, the "SYNDICATION AGENT").

                              W I T N E S S E T H :

               WHEREAS, the Borrowers have requested that the Administrative Agents and the Lenders agree to amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

               WHEREAS, the Administrative Agents and the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

               1. DEFINED TERMS. Terms defined in the Credit Agreement are used in this Amendment with the meanings set forth in the Credit Agreement unless otherwise defined herein.

               2. AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by:

               (a) inserting the words "or Exhibit A-3" after the reference to "Exhibit A-1" as it appears in the first line of the definition of "Draft";

               (b) inserting at the end of the definition of "Reference Discount Rate" the following sentence:

               "With respect to any Canadian Lender that is not a Schedule 1 Canadian Lender or a Schedule 2 Canadian Lender on the date on which a Draft is requested to be accepted by such Lender, the "Reference Discount Rate" shall be deemed to be the rate described in clause (b) above."

               (c) inserting the following definition in correct alphabetical order:

                      "ELGIN OFFICE BUILDING DISPOSITION": the sale by the
               Company or its Subsidiary of the office building located at 1000 North Randall Road, Elgin, Illinois and the subsequent lease by Company or its Subsidiary of all or a portion of such facility from the purchaser thereof to meet the Company's local office space requirements.

               3. AMENDMENT OF SECTION 2.5 OF THE CREDIT AGREEMENT. Section 2.5 of the Credit Agreement is hereby amended by inserting before the period at the end of the first sentence thereof the following: ", which notice shall be accompanied by a certificate of the chief financial officer of the Company certifying that such requested borrowings under the Revolving Credit Commitments, at the time made, will not violate the provisions of the indenture governing the High Yield Notes (including, without limitation, Section 10.10 of such indenture)".

               4. AMENDMENT OF SECTION 6 OF THE CREDIT AGREEMENT. (a) Section 6.3(f) of the Credit Agreement is hereby amended by deleting "Section 6.2(c)," as it appears in the second line of such section; and

               (b) Section 6.12(b)(ii) of the Credit Agreement is hereby amended by deleting "6.11(b)(i)" as it appears in the third line of such section and inserting in lieu thereof "6.12(b)(i)".

               5. AMENDMENT OF SECTION 10 OF THE CREDIT AGREEMENT. (a) Section
10.6 of the Credit Agreement is hereby amended by deleting clause (b) of such section in its entirety and inserting in lieu thereof the following:

               "(b) the sale or other Disposition of any property (other than inventory), PROVIDED that the aggregate book value of all assets so sold or disposed of (other than the Elgin Office Building Disposition) in any period of twelve consecutive months shall not exceed 5% of consolidated total assets of the Company and its Subsidiaries as at the beginning of such twelve-month period;"

               (b) Section 10.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

                      "10.11 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary, except for any such arrangements with respect to (i) the Elgin Office Building Disposition, (ii) the sale and leaseback of any transportation equipment in the ordinary course of business, provided that such sale and leaseback transactions occur within six months of the purchase of such transportation equipment (or, with respect to such transportation equipment purchased prior to February 15, 1998, within six months of the date hereof) and, without duplication, (iii) real or personal property with respect to which the aggregate sales price shall not exceed $25,000,000."

               6. NEW EXHIBIT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by attaching thereto, in correct order, a new "Exhibit A-3" in the form attached hereto as Annex A.

               7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective (the actual date of such effectiveness, the "AMENDMENT EFFECTIVE DATE") as of the date first above written when counterparts hereof shall have been duly executed and delivered by each of the Borrowers and the Required Lenders and acknowledged by each of the Grantors (as defined in the Guarantee and Collateral Agreement).

               8. BORROWER REPRESENTATIONS. Each of the Borrowers represents and warrants that:

        (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers;

        (b) each of this Amendment, and the Credit Agreement as amended by this Amendment, constitutes the legal, valid and binding obligation of each of the Borrowers;

        (c) each of the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as of the Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment; and

        (d) after giving effect to this Amendment, there does not exist any Default or Event of Default.

               9. CONTINUING EFFECTS. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

               10. EXPENSES. The Company agrees to pay and reimburse the General Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the reasonable fees and expenses of counsel to such Agent.

               11. COUNTERPARTS. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  SAFETY-KLEEN SERVICES, INC. (formerly
                                  known as LES, Inc.)

                                  By:  /S/  Paul Humphreys
                                     ---------------------------------------
                                     Title:  Senior Vice President & CFO


                                  SAFETY-KLEEN (CANADA) LTD. (formerly
                                  known as Laidlaw Environmental Services
                                  (Canada) Ltd.)


                                  By:  /S/  Paul Humphreys
                                     ---------------------------------------
                                     Title:   Senior Vice President & CFO

                                  TORONTO DOMINION (TEXAS), INC.,
                                   as General Administrative Agent and Lender


                                  By:   /S/ Jano Mott
                                     ---------------------------------------
                                     Title:  Vice President


                                  THE TORONTO-DOMINION BANK,
                                   as Canadian Administrative Agent


                                  By:
                                     ---------------------------------------
                                     Title:


                                  TD SECURITIES (USA) INC.,
                                   as Arranger


                                  By:
                                     ---------------------------------------
                                     Title:

                                  THE TORONTO-DOMINION BANK,
                                   as a Lender


                                  By:
                                     ---------------------------------------
                                     Title:


                                  By:
                                     ---------------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA,
                                   as Managing Agent, Co-Documentation Agent
                                    and Lender


                                  By:  /S/  William E. Zarrett
                                     ---------------------------------------
                                     Title:  Senior Relationship Manager


                                  THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Managing Agent, Co-Documentation Agent
                                    and Lender


                                  By:  /S/  Gaye C. Plunkett
                                     ---------------------------------------
                                     Title:  Vice President


                                  NATIONSBANK, N.A.,
                                   as Syndication Agent, Managing Agent and
                                    Lender


                                  By:  /S/ David Sachsenmajer
                                     ---------------------------------------
                                     Title:  Vice President



                                  WACHOVIA BANK, N.A.,
                                   as Managing Agent and Lender


                                  By:  /S/  Donald E. Sellers
                                     ---------------------------------------
                                     Title:  Vice President

                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By: /S/ Dean Chakalos
                                     ---------------------------------------
                                     Title: Vice President


                                  GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                  By: /S/ Janet K. Williams
                                     ---------------------------------------
                                     Title:  Duly Authorized Signatory

                                  COMERICA BANK


                                  By: /S/ Marian Enright
                                     ---------------------------------------
                                     Title:  Vice President

                                  FLEET NATIONAL BANK


                                  By: /S/ Jeffrey Lynch
                                     ---------------------------------------
                                     Title:  Senior Vice President

                                  ROYAL BANK OF CANADA


                                  By: /S/ Michael Korine
                                     ---------------------------------------
                                     Title:  Senior Manager

                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE


                                  By: /S/ Sean Mounier
                                     ---------------------------------------
                                     Title:   First Vice President


                                  By:
                                     ---------------------------------------
                                     Title:


                                  MARINE MIDLAND BANK


                                  By: /S/ Gina Sidorsky
                                     ---------------------------------------
                                     Title:  Authorized Signatory

                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD.


                                  By: /S/ A. Haruyama
                                     ---------------------------------------
                                    Title:  Head of Southeast Region Atlanta CEO

                                  MITSUBISHI TRUST AND BANKING
                                   CORPORATION


                                  By: /S/ Toshihiro Hayashi
                                     ---------------------------------------
                                     Title:  Senior Vice President

                                  SANWA BUSINESS CREDIT CORPORATION


                                  By: /S/ Stan Kaminski
                                     ---------------------------------------
                                     Title: Vice President

                                  SOCIETE GENERALE


                                  By: /S/ Ralph Saheb
                                     ---------------------------------------
                                     Title:  Vice President

                                  SOUTHERN PACIFIC BANK


                                  By: /S/ Cheryl A. Wasilewski
                                      --------------------------------------
                                     Title:  Vice President


                                  CREDIT LYONNAIS ATLANTA AGENCY


                                  By: /S/ David M. Cawrse
                                     ---------------------------------------
                                     Title:  First Vice President

                                  COOPERATIEVE CENTRALE RAIFEISEN-
                                   BOERENLEENBANK B.A.,  "RABOBANK
                                   NEDERLAND" NEW YORK BRANCH


                                  By: /S/ Ian Reece
                                     ---------------------------------------
                                     Title:  Senior Credit Officer

                                  By: /S/ Alistair Turnbum
                                     ---------------------------------------
                                     Title:  Vice President

                                  COMMERCIAL LOAN FUNDING TRUST I


                                  By: /S/ Michele Swanson
                                     ---------------------------------------
                                     Title:   Authorized Signatory

                                  FREMONT FINANCIAL CORPORATION


                                  By:  /S/  Maria Chachere
                                     ---------------------------------------
                                     Title:  Vice President

                                  THE SAKURA BANK, LTD.


                                  By:
                                     ---------------------------------------
                                     Title:

                                  STAR BANK, NATIONAL ASSOCIATION


                                  By: /S/ Mark A. Whitson
                                     ---------------------------------------
                                     Title:   Vice President

                                  BANK OF HAWAII


                                  By: /S/ Donna R. Parker
                                     ---------------------------------------
                                     Title:  Vice President

                                  CITIBANK N.A.


                                  By: /S/ David Harris
                                     ---------------------------------------
                                     Title:  Vice President

                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:  /S/  Robert Gallagher
                                     ---------------------------------------
                                     Title: Vice President

                                  SKANDINAVISKA ENSKILDA BANKEN AB
                                  (PUBL.) NY BRANCH


                                  By:  /S/  Philip Montemurro
                                     ---------------------------------------
                                     Title:  Vice President

                                  By:  /S/ Sverker Johansson
                                     ---------------------------------------
                                     Title:  Vice President

                                  THE SUMITOMO BANK, LIMITED


                                  By:
                                     ---------------------------------------
                                     Title:

                                  THE SUMITOMO TRUST & BANKING CO.,
                                   LTD., NEW YORK BRANCH


                                  By: /S/ Stephen Stratico
                                     ---------------------------------------
                                     Title:  Vice President

                                  NATIONAL CITY BANK


                                  By: /S/ Lisa B. Lisi
                                     ---------------------------------------
                                     Title:  Vice President

                                  BHF-BANK AKTIENGESELLSCHAFT


                                  By: /S/ Hans J. Scholz
                                     ---------------------------------------
                                     Title:  Assistant Vice President


                                  By: /S/ Thomas Scifo
                                     ---------------------------------------
                                     Title: Assistant Vice President

                                  THE FUJI BANK, LTD., ATLANTA AGENCY


                                  By:
                                     ---------------------------------------
                                     Title:

                                  CAISSE DE DEPOT ET PLACEMENT DU
                                   QUEBEC


                                  By: /S/ Normand Provost
                                     ---------------------------------------
                                     Title:  Coordinating Vice President

                                  By: /S/ Michel Nadeau
                                     ---------------------------------------
                                     Title:  Senior Vice President

                                  KZH CORP III


                                  By:
                                     ---------------------------------------
                                     Title:

                                  WEBSTER BANK


                                  By: /S/ Juliana B. Dalton
                                     ---------------------------------------
                                     Title:   Vice President

                                  BANQUE WORMS CAPITAL CORPORATION


                                  By: /S/ Constace DeKlerck
                                     ---------------------------------------
                                     Title:  Vice President

                                  By: /S/ Frederic Gamet
                                     ---------------------------------------
                                     Title:  Senior Vice President

                                  IMPERIAL BANK


                                  By: /S/ Mark Campbell
                                     ---------------------------------------
                                     Title: Senior Vice President

                                  THE PRUDENTIAL INSURANCE COMPANY
                                   OF AMERICA


                                  By: /S/ Thomas J. Cecka
                                     ---------------------------------------
                                     Title: Vice President

                                  GPSF SECURITIES, INC.


                                  By:
                                     ---------------------------------------
                                     Title:

                                  KZH CNC LLC


                                  By: /S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:   Authorized Agent

                                  SUMMIT BANK


                                  By: /S/ Seiji P. Nakamura
                                     ---------------------------------------
                                     Title:  Assistant Vice President

                                  METROPOLITAN LIFE INSURANCE
                                   COMPANY


                                  By: /S/ James R. Dingler
                                     ---------------------------------------
                                  Title: Director

                                  FIRSTRUST BANK


                                  By: /S/ Kent Nelson
                                     ---------------------------------------
                                     Title:  Vice President

                                  BANCO ESPIRITO SANTO


                                  By: /S/ Andrew M. Orsen
                                     ---------------------------------------
                                     Title: Vice President

                                  By: /S/ Terry R. Hull
                                     ---------------------------------------
                                     Title:  Senior Vice President

                                  CITY NATIONAL BANK


                                  By: /S/ Scott Kelly
                                     ---------------------------------------
                                     Title:  Vice President

                                  VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                                  By:  /S/  Jeffrey W. Maillet
                                     ---------------------------------------
                                     Title:  Senior Vice President & Director

                                  OAK HILL SECURITIES FUND, L.P.

                                  BY: OAK HILL SECURITIES GENPAR, L.P.,
                                     its General Partner

                                  BY:  OAK HILL SECURITIES MGP, INC., its
                                     General Partner


                                     By:  /S/  Scott D. Krase
                                       ---------------------------------------
                                       Title:  Vice President

                                  SENIOR DEBT PORTFOLIO

                                  BY: BOSTON MANAGEMENT AND RESEARCH,
                                    as Investment Advisor

                                     By:  /S/  Payson F. Swaffield
                                       -------------------------------------
                                       Title:  Vice President

                                                                              15
                                  VAN KAMPEN CLO I, LIMITED


                                  BY: VAN KAMPEN AMERICAN CAPITAL
                                       MANAGEMENT INC., as Collateral Manager


                                     By:  /S/  Jeffrey W. Maillet
                                       -------------------------------------
                                       Title:  Senior Vice President & Director

                                  OCTAGON LOAN TRUST

                                  BY: OCTAGON CREDIT INVESTORS, as
                                     Manager


                                     By:  /S/  Joyce C. Delucca
                                       -------------------------------------
                                       Title: Managing Director

                                  THE CHASE MANHATTAN BANK


                                  By:
                                     ---------------------------------------
                                     Title:

                                  AG CAPITAL FUNDING PARTNERS, L.P.

                                  BY:  ANGELO, GORDON & CO., L.P.,
                                      as Investment Advisor


                                     By:  /S/  Jeffrey H. Aronson
                                       -------------------------------------
                                       Title:  Managing Director

                                  FIRST DOMINION FUNDING I


                                  By:  -------------------------------------
                                     Title:

                                  JACKSON NATIONAL LIFE INSURANCE
                                   COMPANY

                                  BY: PPM AMERICA, INC., as attorney in fact on behalf of Jackson National Life Insurance Company


                                     By:  /S/  Michael DiRe
                                       -------------------------------------
                                       Title:  Managing Director

                                  ML CBO IV (CAYMAN) LTD.

                                  BY:  HIGHLAND CAPITAL MANAGEMENT,
                                      L.P.
                                      COMPANY, as Collateral Manager


                                     By:  /S/  James Dondero, CFA, CP
                                     ---------------------------------------
                                       Title: President

                                  WESTERN NATIONAL LIFE INSURANCE
                                   COMPANY


                                  By:
                                     ---------------------------------------
                                     Title:

                                  KZH CRESCENT LLC


                                  By:
                                     ---------------------------------------
                                     Title:

                                  KZH CRESCENT-2 LLC


                                  By:
                                     ---------------------------------------
                                     Title:

                                  CRESCENT/MACH I PARTNERS, L.P.

                                  BY: TCW ASSET MANAGEMENT COMPANY,
                                      as its Investment Manager

                                     By:
                                       -------------------------------------
                                       Title:

                                  PAM CAPITAL FUNDING LP

                                  BY: HIGHLAND CAPITAL MANAGEMENT,
                                       as Collateral Manager

                                     By:  /S/  James Dondero, CFA, CPA
                                       -------------------------------------
                                       Title:  President

                                  KZH CYPRESSTREE-1 LLC


                                  By: /S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:   Authorized Agent

                                  PAMCO CAYMAN LTD.

                                  BY: HIGHLAND CAPITAL MANAGEMENT,
                                      as Collateral Manager
                                     ---------------------------------------


                                     By:  /S/  James Dondero, CFA, CPA
                                      --------------------------------------
                                       Title: President

                                  ARCHIMEDES FUNDING, LLC

                                  BY:  ING CAPITAL ADVISORS, INC. as
                                      Collateral Manager

                                     By:  /S/  Michael D. Hatley
                                      --------------------------------------
                                       Title:  Senior Vice President

                                  ING HIGH INCOME PRINCIPAL
                                        PRESERVATION FUND HOLDINGS, LDC

                                  BY:  ING CAPITAL ADVISORS, INC., as
                                           Investment Advisor

                                     By:-------------------------------------
                                       Title: Vice President & Portfolio Manager

                                  KZH III LLC


                                  By: /S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:  Authorized Agent

                                  KZH ING-1 LLC


                                  By: S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:  Authorized Agent

                                  KZH PAMCO LLC


                                  By: /S/ Virginia Conway
                                     ---------------------------------------
                                     Title:   Authorized Agent

                                  PACIFICA PARTNERS I, L.P.

                                  BY: IMPERIAL CREDIT ASSET
                                       MANAGEMENT, as its Investment Manager

                                     By:  /S/  Michael J. Bacevich
                                       -------------------------------------
                                       Title:  Senior Vice President

                                  KZH RIVERSIDE LLC


                                  By: /S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:   Authorized Agent

                                  PILGRIM AMERICAN HIGH INCOME
                                  INVESTMENTS LTD.

                                  BY: PILGRIM AMERICA INVESTMENTS, INC.,
                                     as its Investment Manager

                                     By:  /S/  Michel Prince, CFA
                                       -------------------------------------
                                       Title:  Vice President

                                  KZH ING-2 LLC


                                  By: /S/ Michael Wong
                                     ---------------------------------------
                                     Title:  Authorized Agent

                                 PILGRIM AMERICA PRIME RATE TRUST

                                  BY:  PILGRIM AMERICA INVESTMENTS, INC.,
                                      as its Investment Manager

                                     By:  /S/  Michel Prince, CFA
                                       -------------------------------------
                                       Title:  Vice President

                                  INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                  BY:  INDOSUEZ CAPITAL LUXEMBOURG, as
                                           Collateral Manager


                                     By:  /S/  Francoise Berthelot
                                       -------------------------------------
                                       Title:   Authorized Signatory

                                  DELANO COMPANY

                                  BY:  PACIFIC INVESTMENT MANAGEMENT
                                      COMPANY, as its Investment Advisor
                                     ---------------------------------------

                                     By: PIMCO MANAGEMENT INC., a
                                         General Partner

                                     By:  /S/  Bradley W. Paulson
                                       -------------------------------------
                                       Title:  Vice President

                                  KZH CRESCENT-3 LLC


                                  By:
                                     ---------------------------------------
                                     Title:


                                  BALANCED HIGH-YIELD FUND I LTD.

                                  BY:  BHF-BANK AKTIENGESELLSCHAFT
                                      acting through its New York Branch, as its
                                      attorney-in-fact

                                     By:  /S/  Hans J. Scholz
                                       -------------------------------------
                                       Title:  Assistant Vice President


                                     By:  /S/  Thomas Scifo
                                       -------------------------------------
                                       Title:  Assistant Vice President

                                  GENERAL MOTORS CASH MANAGEMENT
                                   MASTER TRUST


                                  By:
                                     ---------------------------------------
                                     Title:

                                  INDOSUEZ CAPITAL FUNDING III, LIMITED

                                  BY:  INDOSUEZ CAPITAL LUXEMBOURG, as
                                           Collateral Manager

                                     By:  /S/  Francoise Berthelot
                                       -------------------------------------
                                       Title:  Authorized Signatory

                                  KZH SOLEIL LLC


                                  By:
                                     ---------------------------------------
                                     Title:

                                  ML CLO XII PILGRIM AMERICA (CAYMAN)
                                   LTD.

                                  BY:  PILGRIM AMERICA INVESTMENTS, INC.,
                                      as its Investment Manager

                                     By:  /S/  Michel Prince, CFA
                                       -------------------------------------
                                       Title:  Vice President

                                  ML CLO XV PILGRIM AMERICA (CAYMAN)
                                   LTD.

                                  BY:  PILGRIM AMERICA INVESTMENTS, INC.,
                                      as its Investment Manager

                                     By:  /S/  Michel Prince, CFA
                                       -------------------------------------
                                       Title:  Vice President

                                  MOUNTAIN CLO TRUST


                                  By:
                                     ---------------------------------------
                                     Title:

                                  CERES FINANCE LTD.


                                  By: /S/ David Egglishaw
                                     ---------------------------------------
                                     Title: Director

                                  GENERAL MOTORS BENEFITS TRUST

                                  BY:  STATE STREET BANK AND TRUST
                                      COMPANY, as Trustee for General Motors
                                      Benefits Trust


                                     By:
                                       -------------------------------------
                                       Title:


                                  BALANCED HIGH-YIELD FUND II LTD.

                                  BY: BHF-BANK AKTIENGESELLSCHAFT
                                     acting through its New York Branch, as its
                                     attorney-in-fact

                                     By:
                                       -------------------------------------
                                       Title:


                                     By:
                                       -------------------------------------
                                       Title:


                                  CAPTIVA III FINANCE, LTD.

                                   as advised by,  PACIFIC INVESTMENT
                                   MANAGEMENT COMPANY

                                  By:  /s/Jennifer Dilbert
                                     ---------------------------------------
                                     Title:  Director

                                  EATON VANCE SENIOR INCOME TRUST

                                  BY: EATON VANCE MANAGEMENT, as
                                     Investment Advisor

                                     By:  /S/  Payson F. Swaffield
                                       -------------------------------------
                                       Title:  Vice President

                                  VAN KAMPEN CLO II, LIMITED

                                  BY: VAN KAMPEN AMERICAN CAPITAL
                                     MANAGEMENT INC., as Collateral Manager

                                     By:  /S/  Jeffrey W. Maillet
                                       -------------------------------------
                                       Title:  Senior Vice President & Director

                                  CREDIT SUISSE FIRST BOSTON


                                  By:
                                     ---------------------------------------
                                     Title:

                                  KZH LANGDALE LLC


                                  By: /S/ Michael M. Wong
                                     ---------------------------------------
                                     Title:  Authorized Agent

                                  CYPRESSTREE INVESTMENT MANAGEMENT
                                   COMPANY, INC.

                                  AS:  Attorney-in Fact and on behalf of FIRST
                                      ALLMERICA FINANCIAL LIFE
                                      INSURANCE COMPANY, as Portfolio
                                      Manager


                                     By:  /S/  Timothy M. Barns
                                     ---------------------------------------
                                     Title:  Managing Director

                                  ARCHIMEDES FUNDING II, LTD.

                                  BY:  ING CAPITAL ADVISORS, INC., as
                                      Collateral Manager


                                     By:  /S/  Michael D. Hatley
                                     ---------------------------------------
                                       Title:  Senior Vice President

                                  ALLIANCE CAPITAL FUNDING, L.L.C.

                                  BY:  ALLIANCE CAPITAL MANAGEMENT
                                      L.P., as Manager on behalf of ALLIANCE
                                      CAPITAL FUNDING, L.L.C.

                                  BY:  ALLIANCE CAPITAL MANAGEMENT
                                      CORPORATION, General Partner of Alliance
                                      Capital Management L.P.

                                     By:
                                       -------------------------------------
                                       Title:

                                  FIRST ALLAMERICA FINANCIAL LIFE
                                   INSURANCE COMPANY


                                  By:
                                     ---------------------------------------
                                     Title:

                                  MERRILL LYNCH, PIERCE FENNER & SMITH
                                   INCORPORATED


                                  By:
                                     ---------------------------------------
                                     Title:

                                  CAPTIVA II FINANCE LTD.


                                  By: /S/ David Egglishaw
                                     ---------------------------------------
                                     Title: Director

                                  STRATA FUNDING LTD.


                                  By: /S/ David Egglishaw
                                     ---------------------------------------
                                     Title: Director

                                  VAN KAMPEN AMERICAN CAPITAL SENIOR
                                   FLOATING RATE FUND


                                  By: /S/ Jeffrey W. Maillet
                                     ---------------------------------------
                                     Title:  Senior Vice President & Director

                                  CONTINENTAL ASSURANCE COMPANY
                                  SEPARATE ACCOUNT (E)

                                  BY:  TCW ASSET MANAGEMENT COMPANY,
                                           as Attorney-in-Fact

                                     By:
                                       -------------------------------------
                                       Title:

                                     By:
                                       -------------------------------------
                                       Title:

                                  AMARA-2 FINANCE LTD.


                                  By:  /S/  Andrew Wignall
                                     ---------------------------------------
                                     Title:   Director

                                  ROYALTON COMPANY

                                  BY:  PACIFIC INVESTMENT MANAGEMENT
                                      COMPANY, as its Investment Advisor

                                     By: PIMCO MANAGEMENT INC.,
                                        a General Partner

                                     By: /S/ Bradley W. Paulson
                                       -------------------------------------
                                       Title:  Vice President

                                  FLOATING RATE PORTFOLIO

                                  BY: INVESCO SENIOR SECURED
                                     MANAGEMENT INC., as attorney in fact


                                     By: /S/ Joseph Rotondo
                                       -------------------------------------
                                       Title:  Authorized Signatory

                                  AMARA-1 FINANCE LTD.


                                  By:  /S/  Andrew Wignall
                                     ---------------------------------------
                                     Title: Director

                                  KISLAK NATIONAL BANK

                                  BY: ING CAPITAL ADVISORS, INC., as
                                     Investment Advisor


                                     By:  /S/  Michael D. Hatley
                                       -------------------------------------
                                       Title:  Senior Vice President

                                  DEEPROCK & COMPANY

                                  BY:  EATON VANCE MANAGEMENT, as
                                      Investment Advisor


                                     By:  /S/  Payson F. Swaffield
                                       -------------------------------------
                                       Title:  Vice President

                           ACKNOWLEDGMENT AND CONSENT

               The undersigned does hereby acknowledge and consent to the foregoing Amendment. The undersigned does hereby confirm and agree that, after giving effect to such Amendment, the Guarantee and Collateral Agreement and other Collateral Documents in favor of the General Administrative Agent or the Canadian Administrative Agent, as the case may be, to which it is a party are and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.

                                 SAFETY-KLEEN SERVICES, INC. (formerly
                                  known as LES, Inc.)
                                 LAIDLAW ENVIRONMENTAL SERVICES,
                                  INC.
                                 LES MERGER, INC.
                                 SAFETY-KLEEN (PECATONICA), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services of Illinois, Inc.)
                                 GSX CHEMICAL SERVICES OF OHIO, INC.
                                 SAFETY-KLEEN (BDT), INC. (formerly known
                                  as Laidlaw Environmental Services (BDT), Inc.)
                                 SAFETY-KLEEN (FS), INC. (formerly known as
                                  Laidlaw Environmental Services (FS), Inc.)
                                 SAFETY-KLEEN (GS), INC. (formerly known as
                                  Laidlaw Environmental Services (GS), Inc.)
                                 SAFETY-KLEEN (CHATTANOOGA), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services of Chattanooga, Inc.)
                                 SAFETY-KLEEN (WHITE CASTLE), INC.
                                  (formerly known as Laidlaw Environmental
                                   Services of White Castle, Inc.)
                                 SAFETY-KLEEN (CROWLEY), INC. (formerly
                                   known as Laidlaw Environmental Services
                                  (Recovery), Inc.)
                                 SAFETY-KLEEN (TS), INC. (formerly known as
                                  Laidlaw Environmental Services (TS), Inc.)
                                 SAFETY-KLEEN (WESTMORLAND), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Imperial Valley), Inc.)
                                 SAFETY-KLEEN (BUTTONWILLOW), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Lokern), Inc.)
                                 SAFETY-KLEEN (CALIFORNIA), INC.
                                  (formerly known as Laidlaw Environmental of California, Inc.)
                                 SAFETY-KLEEN (PINEWOOD), INC.(formerly
                                  known as Laidlaw Environmental Services of South Carolina, Inc.)
                                 SAFETY-KLEEN (NE), INC.(formerly known as
                                  Laidlaw Environmental Services
                                  (North East), Inc.)

                                 SAFETY-KLEEN (LAPORTE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (TES), Inc.)
                                 SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                  (formerly known as Laidlaw Environmental
                                  Services, Inc.)
                                 SAFETY-KLEEN (ROEBUCK), INC.(formerly
                                  known as Laidlaw Environmental Services
                                  (TOC), Inc.)
                                 SAFETY-KLEEN (TG), INC. (formerly known as
                                  Laidlaw Environmental Services (TG), Inc.)
                                 SAFETY-KLEEN (ALTAIR), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Altair), Inc.)
                                 SAFETY-KLEEN (WT), INC. (formerly known as
                                  Laidlaw Environmental Services (WT), Inc.)
                                 SAFETY-KLEEN (BARTOW), INC. (formerly
                                  known as Laidlaw Environmental Services of Bartow, Inc.)
                                 SAFETY-KLEEN (COLFAX), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Thermal Treatment), Inc.)
                                 LEMC, INC.
                                 SAFETY-KLEEN OSCO HOLDINGS, INC.
                                  (formerly known as Laidlaw OSCO Holdings,
                                  Inc.)
                                 SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                  known as Laidlaw Environmental Services of Nashville, Inc.)
                                 SAFETY-KLEEN (CLIVE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Clive), Inc.)
                                 SAFETY-KLEEN (LONE AND GRASSY
                                  MOUNTAIN), INC. (formerly known as
                                  Laidlaw Environmental Services
                                  (Lone and Grassy Mountain), Inc.)
                                 SAFETY-KLEEN (TULSA), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Tulsa), Inc.)
                                 SAFETY-KLEEN (SAN ANTONIO), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (San Antonio), Inc.)
                                 SAFETY-KLEEN (WICHITA), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Wichita), Inc.)
                                 SAFETY-KLEEN (DELAWARE), INC. (formerly
                                  known as Laidlaw Environmental Services of Delaware, Inc.)
                                 USPCI, INC. OF GEORGIA
                                 SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (San Jose), Inc.)
                                 SAFETY-KLEEN (SAWYER), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Sawyer), Inc.)
                                 CHEMCLEAR, INC. OF LOS ANGELES
                                 SAFETY-KLEEN (ROSEMOUNT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Rosemount), Inc.)
                                 SAFETY-KLEEN HOLDING'S, INC. (formerly
                                  known as LES Holding's, Inc.)
                                 SAFETY-KLEEN (PPM), INC. (formerly known
                                  as Laidlaw Environmental Services (Tucker),
                                  Inc.)
                                 NINTH STREET PROPERTIES, INC.
                                 SAFETY-KLEEN (MT. PLEASANT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Mt. Pleasant), Inc.)
                                 SAFETY-KLEEN (DEER TRAIL), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Deer Trail), Inc.)
                                 SAFETY-KLEEN (MINNEAPOLIS), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Minneapolis), Inc.)
                                 SAFETY-KLEEN (LOS ANGELES), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Los Angeles), Inc.)
                                 SAFETY-KLEEN (BATON ROUGE), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Baton Rouge), Inc.)
                                 SAFETY-KLEEN (PLAQUEMINE), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Plaquemine), Inc.)
                                 SAFETY-KLEEN (BRIDGEPORT), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Bridgeport), Inc.)
                                 SAFETY-KLEEN (DEER PARK), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Deer Park), Inc.)
                                 SAFETY-KLEEN (TIPTON), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Tipton), Inc.)

                                 SAFETY-KLEEN (ENCOTEC), INC. (formerly
                                  known as Laidlaw Environmental, Inc.)
                                 SAFETY-KLEEN (SUSSEX), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Sussex), Inc.)
                                 SAFETY-KLEEN (GLOUCESTER), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Gloucester), Inc.)
                                 SAFETY-KLEEN (CUSTOM TRANSPORT),
                                  INC. (formerly known as Laidlaw Environmental Services (Custom Transport), Inc.)
                                 SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                  known as Laidlaw Environmental Services
                                  (Aragonite), Inc.)
                                 SAFETY-KLEEN (PUERTO RICO), INC.
                                  (formerly known as Laidlaw Environmental
                                  Services (Puerto Rico), Inc.)
                                 SAFETY-KLEEN SYSTEMS, INC. (formerly
                                  known as Safety-Kleen Corp.)
                                 DIRT MAGNET, INC.
                                 THE MIDWAY GAS & OIL CO.
                                 ELGINT CORP.
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                  COMPANY
                                 SAFETY-KLEEN ENVIROSYSTEMS
                                  COMPANY OF PUERTO RICO, INC.
                                 PETROCON, INC.
                                 PHILLIPS ACQUISITION CORP.
                                 SAFETY-KLEEN AVIATION, INC.
                                 SK INSURANCE COMPANY
                                 SK REAL ESTATE, INC.
                                 SAFETY-KLEEN INTERNATIONAL, INC.
                                 SAFETY-KLEEN OIL RECOVERY CO.
                                 SAFETY-KLEEN OIL SERVICES, INC.
                                 3E COMPANY ENVIRONMENTAL,
                                  ECOLOGICAL AND ENGINEERING
                                 THE SOLVENTS RECOVERY SERVICE OF
                                  NEW JERSEY, INC.
                                 SAFETY-KLEEN (EUROPE), INC.




                                 By:    /s/Henry H. Taylor
                                    -------------------------------------
                                    Name:  Henry H. Taylor
                                    Title: Secretary

                                                                         ANNEX A

                                                                     EXHIBIT A-3


                                                         -----------------------
                               BANKERS' ACCEPTANCE        No. BA
                                                         -----------------------


     THIS IS A DEPOSITORY BILL SUBJECT TO THE DEPOSITORY BILLS AND NOTES ACT

To                                     Due                     Date
    ---------------------------------     ---------------------    -------------
                                 BANK
-------------------------------------
                              ADDRESS

              ACCEPTED               FOR VALUE RECEIVED PAY TO CDS & CO

                                     SUM OF $
-------------------------------------        -----------------------------------

            PAYABLE AT
                                     ------------------------- Dollars $
                                     THIS IS A DEPOSITORY BILL SUBJECT TO THE
                                         DEPOSITORY BILLS AND NOTES ACT

                                           VALUE RECEIVED, AND CHARGE TO
                                                THE  ACCOUNT OF


                                          --------------------------------------

                                          Per:
-------------------------------------           --------------------------------
           AUTHORIZED SIGNATURE
                                          Per:
-------------------------------------           --------------------------------
           AUTHORIZED SIGNATURE